   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 5, 2011

MOGGLE, INC,
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152050	35-2327649
(Commission File Number)	(IRS Employer Identification No.)

111 Presidential Boulevard, Suite 212
Bala Cynwyd, PA	19004
(Address of Principal Executive Offices)	(Zip Code)

(215) 463-4099
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

The information provided in Item 3.02 regarding the issuance of common stock is hereby incorporated by reference.

Item 3.02              Unregistered Sales of Equity Securities.

On May 5, 2011, Moggle, Inc. (the “Company”) entered into a Consulting Agreement (the “Agreement”) with Joseph Abrams, pursuant to which Mr. Abrams agreed to provide certain business development services to the Company.  The Agreement is effective as of April 15, 2011, has a term of eighteen months, may be terminated at anytime upon breach, and commencing nine months after the effective date, may be terminated by either party for any reason.  As consideration for the services to be provided under the Agreement, Mr. Abrams is entitled to cash compensation of $15,0000 per month.

Mr. Abrams is also eligible to receive options to purchase an aggregate of 6,000,000 shares of the Company’s common stock as follows: (i) on the earlier of  six months after the date of the agreement and the date on which certain milestones are achieved under the agreement, an option to purchase 2,000,000 shares of common stock at an exercise price of $.20 per share; (ii) on the earlier of  nine months after the date of the agreement and the date on which certain milestones are achieved are achieved under the agreement, an option to purchase 2,000,000 shares of common stock at an exercise price of $.20 per share; and (ii) on the earlier of twelve months after the date of the agreement and the date on which certain milestones are achieved under the agreement, an option to purchase 2,000,000 shares of common stock at an exercise price of $.40 per share.  The options expire April 15, 2016 and will be  exercisable in full upon issuance.

The options were granted in a private placement transaction pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts transactions not involving public offerings.

The description of the Agreement is qualified in its entirety by reference to a copy of such agreement filed as an exhibit to this report and incorporated herein by this reference.

Item 9.01              Financial Statements and Exhibits.

(c)  Exhibits.   The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement By and Between Moggle, Inc. and Joseph Abrams dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOGGLE, INC.

Date: May 5, 2011	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement By and Between Moggle, Inc. and Joseph Abrams dated May 5, 2011